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                                                                      EXHIBIT 99

                             AMERICAN AIRLINES, INC.
                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Airlines, Inc., a Delaware corporation (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q/A No. 1 for the quarter ended March 31, 2002 (the Form 10-Q/A) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 18, 2002                      /s/ Donald J. Carty
                                            ------------------------------------
                                            Donald J. Carty
                                            Chairman and Chief Executive Officer

Date:  October 18, 2002                     /s/ Jeffrey C. Campbell
                                            ------------------------------------
                                            Jeffrey C. Campbell
                                            Senior Vice President and Chief
                                            Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.